UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2024

PennyMac Mortgage Investment Trust

(Exact name of registrant as specified in its charter)

Maryland	001-34416	27-0186273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value	PMT	New York Stock Exchange
8.125% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value	PMT/PA	New York Stock Exchange
8.00% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value	PMT/PB	New York Stock Exchange
6.75% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value	PMT/PC	New York Stock Exchange
8.50% Senior Note Due 2028	PMTU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 27, 2024, PennyMac Mortgage Investment Trust (the “Company”), through four of its indirect, wholly owned subsidiaries, PMT ISSUER TRUST - FMSR (“Issuer Trust”), PMT CO-ISSUER TRUST I – FMSR (“Co-Issuer Trust”), PennyMac Corp. (“PMC”), and PennyMac Holdings, LLC (“PMH”) issued an aggregate principal amount of $355 million in secured term notes (the “Series 2024-FT1 Term Notes”) as part of the structured finance transaction that PMC and PMH use to finance Fannie Mae mortgage servicing rights and related excess servicing spread and servicing advance receivables. The Company entered into a Series 2024-FT1 Indenture Supplement relating to the mortgage servicing rights and excess servicing spread, by and among Issuer Trust and Co-Issuer Trust, as co-issuers, PMC, as administrator and servicer, PMH, as co-issuer administrator, Citibank, N.A., as indenture trustee (“Citibank”), calculation agent, paying agent and securities intermediary, Atlas Securitized Products, L.P., as administrative agent (“ASP”), and the noteholders thereto (the “Series 2024-FT1 Indenture Supplement”). The initial 3-and-a-half-year term of the Series 2024-FT1 Term Notes are set to mature on December 27, 2027, unless the Company exercises a six-month optional extension.

The Series 2024-FT1 Term Notes provide more financing for Fannie Mae mortgage servicing rights and related excess servicing spread in addition to (i) the previously issued Series 2021-FT1 and Series 2022-FT1 term notes (the “Term Notes”), (ii) the Master Repurchase Agreement, dated as of March 15, 2024, among PMC FMSR VFN Funding, LLC, PMH FMSR VFN Funding, LLC, PMC, PMH, the buyers from time-to-time party thereto, and Goldman Sachs Bank, USA, (iii) the Series 2023-FTL1 Loan Agreement and Indenture Amendment, and (iv) that certain Amended and Restated Series 2017-VF1 Master Repurchase Agreement by and among PMC, as seller, ASP, as administrative agent to the buyers, Nexera Holding LLC, as an assignee buyer, and Citibank, as a buyer, dated June 29, 2018.

The initial note balance of the Series 2024-FT1 Term Notes is $355 million. During the term of the loan, PMC and PMH are required to pay the noteholders monthly accrued interest (at a rate reflective of the current market based on a spread above the Secured Overnight Financing Rate). The Series 2024-FT1 Term Notes rank pari passu with the other Term Notes, variable funding notes, and term loans previously issued as part of the structured finance transaction.

The Series 2024-FT1 Indenture Supplement requires that PMC, PMH, the Issuer Trust, and the Co-Issuer Trust make certain representations, warranties and covenants customary for this type of transaction. The Series 2024-FT1 Term Notes also contain certain advance rate reduction events, early amortization events, and scheduled principal payment events (subject to certain thresholds) that would require the Issuer Trust and the Co-Issuer Trust to make early payments of principal on the Series 2024-FT1 Term Notes. In addition, the Base Indenture, dated as of December 20, 2017, contains margin call provisions and events of default (subject to certain materiality thresholds and grace periods) that apply to the Series 2024-FT1 Term Notes, including payment defaults, breaches of covenants and/or certain representations and warranties, cross-defaults, guarantor defaults, bankruptcy or insolvency proceedings and other events of default customary for this type of transaction. The remedies for such events of default include the acceleration of the principal amount outstanding under the Series 2024-FT1 Term Notes.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the other descriptions and the full text of the agreements and amendments in the following: (i) the Series 2024-FT1 Indenture Supplement, which has been filed with this Current Report on Form 8-K as Exhibit 10.1; (ii) the Series 2024-VF1 Indenture Supplement, Series 2024-VF1 Note and Guaranty, as filed in the Company’s Form 8-K on March 20, 2024 as Exhibits 10.1, 10.2, and 10.3, respectively; (iii) the Joinder Amendment and Indenture Amendment, as filed in the Company’s Form 8-K on August 16, 2023 as Exhibits 10.1 and 10.2, respectively; (iv) Series 2023-FTL1 Loan Agreement and Indenture Amendment, as filed in the Company’s Form 8-K on June 1, 2023 as Exhibits 10.1 and 10.2, respectively; (v) the full text of the Joint Assignment, Assumption and Amendment No. 7 to the Series 2017-VF1 Repurchase Agreement, Amendment No. 1 to the Series 2017-VFI Pricing Side Letter, Amendment No. 3 to the Series 2017-VF1 Side Letter Agreement and Amendment No. 1 to the VFN Repo Guaranty, as filed in the Company’s Form 8-K on March 17, 2023 as Exhibit 10.2; (vi) the full text of Amendment No. 5, dated as of June 28, 2022, to the Base Indenture as filed in the Company’s Form 8-K on July 5, 2022 as Exhibit 10.1; (vii) the full text of Amendment No. 4, dated as of March 30, 2021, to the Base Indenture as filed in the Company’s Form 8-K on March 31, 2021 as Exhibit 10.1; (viii) the full text of Amendment No. 3, dated as of October 20, 2020, to the Base Indenture as filed in the Company’s Form 10-Q on November 6, 2020 as Exhibit 10.6; (ix) the full text of Amendment No. 2, dated as of July 31, 2020, to the Base Indenture as filed in the Company’s Form 10-Q on August 7, 2020 as Exhibit 10.7; (x) the full text of Amendment No. 1, dated as of April 25, 2018, to the Base Indenture as filed in the Company’s Form 8-K on April 30, 2018 as Exhibit 10.1; (xi) the full text of the Base Indenture, dated as of December 20, 2017, which has been filed with the Company’s Form 8-K as filed with the SEC on December 27, 2017 as Exhibit 10.1; (xii) the full text of the Amended and Restated Master Repurchase Agreement, dated as of June 29, 2018, by and among PennyMac Corp., as Seller, Credit Suisse AG, Cayman Island Branch, as Buyer, and Credit Suisse First Boston Mortgage Capital, LLC, as administrative agent, which has been filed with the Company’s Form 8-K as filed with the SEC on July 6, 2018 as Exhibit 10.1; and (xiii) the full text of all other amendments to the foregoing filed thereafter with the SEC.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1^	Series 2024-FT1 Indenture Supplement, dated as of June 27, 2024, by and among PMT ISSUER TRUST - FMSR, PMT CO-ISSUER TRUST I – FMSR, Citibank, N.A., PennyMac Corp., PennyMac Holdings, LLC, Atlas Securitized Products, L.P., and the noteholders thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

^	Portions of the exhibit have been redacted

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC MORTGAGE INVESTMENT TRUST

Dated: July 2, 2024	/s/ Daniel S. Perotti
Daniel S. Perotti
Senior Managing Director and Chief Financial Officer